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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2008

POLARIS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33541	26-0443717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Fletcher Avenue, 4th Floor Fort Lee, New Jersey	07024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 242-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Item 8.01. Other Events

Polaris Acquisition Corp. (the “Company”) has been informed by Lazard Capital Markets LLC, the representative of the underwriters in the Company’s initial public offering, that holders of the Company’s units can separately trade the common stock and warrants included in such units commencing on or January 28, 2008. The common stock and warrants will be listed on the American Stock Exchange under the symbols TKP and TKP.WS, respectively.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

	Exhibit 99.1	Press release dated January 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2008	POLARIS ACQUISITION CORP.

	By:	/s/ Marc V. Byron
Name: Marc V. Byron
Title: Chief Executive Officer